UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2002


                                SCANA Corporation
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             (Exact name of registrant as specified in its charter)



        South Carolina            1-8809                  57-0784499
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(State or other jurisdiction      (Commission            (IRS Employer
  of incorporation)              File Number)      Identification No.)



1426 Main Street, Columbia, South Carolina                    29201
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (803) 217-9000
                                                    --------------



                                 Not applicable
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     (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


(c)      The following exhibits are filed as part of this report:

         Exhibit
         Number            Description

99.1     Statement Under Oath of Principal Executive Officer Regarding Facts and
                           Circumstances Relating to Exchange Act Filings

99.2     Statement Under Oath of Principal Financial Officer Regarding Facts and
                           Circumstances Relating to Exchange Act Filings


ITEM 9.  REGULATION FD DISCLOSURE


     On August 13, 2002, the Chief Executive Officer of SCANA Corporation submitted to the Securities and Exchange Commission (the "Commission") a Statement under Oath of Principal Executive Officer, and the Chief Financial Officer of SCANA Corporation submitted to the Commission a Statement under Oath of Principal Financial Officer, in accordance with the Commission's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. Copies of the statements are attached to this report as Exhibits 99.1 and 99.2.

     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SCANA Corporation
                                           (Registrant)




Date:  August 13, 2002             By:    s/James E. Swan, IV
                                          James E. Swan, IV
                                          Controller

                          EXHIBIT INDEX





 Exhibit
 Number     Description

 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings